UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22498

New Frontiers Trust

(Exact name of registrant as specified in charter)

30195 CHAGRIN BLVD.

Suite 118N

                  Pepper Pike, OH                          44124

    (Address of principal executive offices)                    (Zip code)

Rakesh Mehra

30195 Chagrin Blvd., Suite 118N,

Pepper Pike, OH 44124

 (Name and address of agent for service)

Registrant’s telephone number, including area code: (216) 831-8400

Date of fiscal year end: January 31

Date of reporting period: April 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

New Frontiers KC India Fund
		Schedule of Investments
		April 30, 2013 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets

COMMON STOCKS (INDIA)
Auto Components
20,900	Exide Industries, Ltd.	$ 51,542	2.20%

Automobiles
3,800	Mahindra & Mahindra, Ltd.	65,260
14,000	Tata Motors, Ltd.	78,054
		143,314	6.12%

Cement
800	UltraTech Cement, Ltd.	28,261	1.21%

Chemicals
1,700	Asian Paints, Ltd.	147,896	6.32%

Commercial Banks
15,000	Allahabad Bank	37,327
4,000	Axis Bank, Ltd.	110,963
5,900	HDFC Bank, Ltd.	74,813
5,000	ICICI Bank, Ltd.	108,128
		331,231	14.15%

Construction & Engineering
2,500	Larsen & Toubro, Ltd.	70,258	3.00%

Consumer Finance
1,000	Shriram Transport Finance Co.	13,854	0.59%

Electrical Equipment
10,000	Crompton Greaves, Ltd.	17,135
7,000	Havells India, Ltd.	85,658
		102,793	4.39%

Electrical Utilities
15,000	Tata Power Co.	26,399
2,100	Thermax, Ltd.	22,406
		48,805	2.08%

Food
1,700	GlaxoSmithKline Consumer Healthcare, Ltd.	127,087
350	Nestle India, Ltd.	32,401
		159,488	6.81%

Gas Utilities
5,000	Gail India, Ltd.	32,629	1.39%

Information Technology Services
1,600	eClerx Services Ltd.	18,127
4,800	HCL Technologies, Ltd.	64,352
4,000	Tata Consultancy Services, Ltd.	102,467
12,000	Wipro, Ltd.	77,686
		262,632	11.22%

Infrastructure
8,600	Adani Ports & Special Economic Zone, Ltd.	23,175
11,000	IRB Infrastructure Developers, Ltd.	23,744
		46,919	2.00%

Infrastructure Finance
10,500	IDFC, Ltd.	29,846	1.27%

Metals & Mining
10,000	NMDC, Ltd.	23,370
4,500	Sesa Goa, Ltd.	13,276
3,500	Tata Steel, Ltd	19,692
		56,338	2.41%

Mortgage Finance
5,400	Housing Development Financial Corp.	85,061	3.63%

Oil & Gas
3,500	Reliance Industries, Ltd.	51,269	2.19%

Personal Care
1,900	Colgate-Palmolive India, Ltd.	51,957
5,900	Emami Limited	70,333
		122,290	5.22%

Pharmaceuticals
7,000	Aurobindo Pharma, Ltd.	24,834
7,000	Cipla, Ltd.	52,726
19,000	Glenmark Pharmaceuticals, Ltd.	171,996
4,000	Sun Pharmaceuticals, Ltd.	70,699
		320,255	13.69%

Project Consultancy
6,500	Engineers India, Ltd.	20,934	0.89%

Road & Rail
1,000	Container Corp. of India, Ltd.	20,900	0.89%

Telecommunications
6,500	Tata Communications, Ltd.	27,620	1.18%

Tobacco
14,000	ITC, Ltd.	85,560	3.65%

Wireless Telecom
2,000	Bharti Airtel, Ltd.	11,848	0.51%

Total for Common Stocks (India) (Cost $2,332,171)		2,271,543	97.01%

MONEY MARKET FUNDS (United States)
64,293	Highmark 100% US Treasury Fund 0.00% **	64,293	2.75%
	(Cost $64,293)

Total Investment Securities		2,335,836	99.76%
	(Cost $2,396,464)

Other Assets in Excess of Liabilities		5,675	0.24%

Net Assets		$ 2,341,511	100.00%

* Non-Income Producing Securities.
** Variable Rate Security; The Coupon Rate shown represents the rate at April 30, 2013.

NOTES TO FINANCIAL STATEMENTS

NEW FRONTIERS KC INDIA FUND

April 30, 2013

(Unaudited)

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at April 30, 2013 was $2,396,464. At April 30, 2013, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

     Appreciation                 (Depreciation)               Net Appreciation (Depreciation)

        $258,514                      ($319,142)                                ($60,628)

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.

FOREIGN TAXES: The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. In determining the estimated deferred tax liability, the Fund considers any available capital loss carry forwards. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

SHARE VALUATION: The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1% if redeemed after holding them for 90 days or less.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate in effect on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on the trade date. Dividend income is generally recognized on the ex-dividend date. Dividend income for certain issuers headquartered in India may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

CONCENTRATION OF RISK: The Fund will invest primarily in the securities of Indian companies, and as a result, the value of its shares will be significantly affected by political, economic, regulatory and other developments in India, as well as changes in the status of India's relation with other countries. Investments in India generally are considered to be more speculative than investments in more developed markets of the world, and therefore may be subject to a greater risk of loss.

3. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks - India). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

The Fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the Fund does not price its shares. As a result, the market value of these investments may change on days when the Fund does not calculate the value of such investments.  In this regard, it should be noted that the National Stock Exchange of India is generally open Monday through Friday from 9:15 a.m. until 3:30 p.m., India time (10:45 p.m. until 5:00 a.m., Eastern time), except for certain holidays recognized by the exchange or the Indian government. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Fund calculates its NAV, which is normally the close of trading on the New York Stock Exchange (the “NYSE”). If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Fund may be determined using the services of third-party pricing services or such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Trustees and are typically categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of Money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Fund may be significantly affected on days when shareholders have no access to the Fund.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of April 30, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock (India)	$2,271,543	$0	$0	$2,271,543
Money Market Funds	$64,293	$0	$0	$64,293
Total	$2,335,836	$0	$0	$2,335,836

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the three month period ended April 30, 2013. There were no transfers into or out of the levels during the period ended April 30, 2013. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

Item 2. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17CFR 270.30a-2(a)), are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW FRONTIERS TRUST

By: /s/Rakesh Mehra

      Rakesh Mehra

      President

Date:               6/24/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Rakesh Mehra

      Rakesh Mehra

      President

Date:               6/24/13

By: /s/Rakesh Mehra

      Rakesh Mehra

      Chief Financial Officer

Date:               6/24/13